UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 18, 2025
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

On February 18, 2025, Capital One Financial Corporation, a Delaware corporation (“Capital One” or the “Company”) held a special meeting of stockholders (the “Capital One special meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 19, 2024, by and among Capital One, Discover Financial Services, a Delaware corporation (“Discover”) and Vega Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) Merger Sub will merge with and into Discover (the “Merger”), with Discover continuing as the surviving corporation in the Merger; (b) immediately following the Merger, Discover, as the surviving entity, will merge with and into Capital One (the “Second Step Merger” and together with the Merger, the “Mergers”), with Capital One continuing as the surviving corporation in the Second Step Merger; and (c) immediately following the Second Step Merger, Discover Bank, a wholly owned Delaware-chartered bank subsidiary of Discover, will merge with and into Capital One’s wholly owned national bank subsidiary, Capital One, National Association (the “Bank Merger” and together with the Merger and the Second Step Merger, the “Transaction”), with Capital One, National Association continuing as the surviving entity in the Bank Merger.

As of the close of business on December 27, 2024, the record date for the Capital One special meeting, there were 381,230,343 shares of common stock, par value $0.01 per share, of Capital One (“Capital One common stock”) outstanding, each of which was entitled to one vote for each proposal at the Capital One special meeting. At the Capital One special meeting, a total of 325,198,714 shares of Capital One common stock, representing approximately 85.30% of the shares of Capital One common stock outstanding and entitled to vote, were present in person or represented by proxy, constituting a quorum to conduct business.

At the Capital One special meeting, the following proposals were considered:

■A proposal to approve the issuance of Capital One common stock in connection with the Merger as merger consideration to holders of common stock, par value $0.01 per share, of Discover (the “Discover stockholders”) pursuant to the Merger Agreement (the “Capital One share issuance proposal”); and

■A proposal to adjourn the Capital One special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Capital One share issuance proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus filed by Capital One with the U.S. Securities and Exchange Commission on January 6, 2025 (the “joint proxy statement/prospectus”) is timely provided to stockholders of Capital One (the “Capital One adjournment proposal”).

Each of the two proposals was approved by the requisite vote of Capital One stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see the joint proxy statement/prospectus.

Proposal 1: The Capital One share issuance proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
324,504,413	559,519	134,782	N/A

Proposal 2: The Capital One adjournment proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
310,813,451	14,199,385	185,878	N/A

Completion of the Transaction remains subject to the satisfaction of customary closing conditions, including the receipt of certain regulatory approvals.

Item 8.01    Other Events.

On February 18, 2025, Capital One and Discover issued a joint press release announcing the results of the Capital One special meeting and the results of the special meeting of Discover stockholders held on February 18, 2025. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Information in this communication, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, but are not limited to, statements related to the expected consummation of the Transaction. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Capital One or Discover to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the possibility that the requisite regulatory approvals are not received on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that requisite regulatory approvals may result in the imposition of conditions that could adversely affect Capital One or the expected benefits of the Mergers following the closing of the Mergers), and the possibility of a failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in completing the Mergers or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. Additional factors which could affect future results of Capital One and Discover can be found in Capital One’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Discover’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (and any amendments to those documents), in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Capital One and Discover disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Exhibit 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated February 18, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: February 18, 2025	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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